DRYDEN HIGH YIELD FUND, INC.

THE HIGH YIELD INCOME FUND, INC.

THE HIGH YIELD PLUS FUND, INC.

____________________________________________

 Supplement dated March 31, 2009

This supplement amends the Joint Prospectus of the Dryden High Yield Fund, Inc. (the “Dryden Fund”) and Proxy Statement for The High Yield Income Fund, Inc. (“HYI”) and The High Yield Plus Fund, Inc. (“HYP”) dated March 4, 2009 (the “Prospectus/Proxy Statement”).

The Average Annual Total Return table for HYP which appears on page 15 of the Prospectus/Proxy Statement is deleted and replaced with the table immediately below. The full table is being provided so that shareholders can have all the information contained in the table easily accessible in one location. However, the only numbers that changed in the table immediately below from the table on page 15 of the Prospectus/Proxy Statement are noted in BOLD typeface. The numbers on page 15 in the Prospectus/Proxy Statement that are being replaced with the numbers in the table immediately below are -25.47, -14.59 and -53.26, respectively, for the One Year, Five Years and Ten Years Common Stock (at net asset value) and -31.58 and -22.27, respectively, for the Five Years and Ten Years Common Stock (at market value).

Average Annual Total Returns % (as of 12/31/08)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS
Common Stock (at net asset value)	-25.85	-1.09	0.36
Common Stock (at market price)	-28.56	-7.31	-2.49
Index (reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	-25.88	-0.84	2.28
Barclays Capital High Yield Index	-26.16	-0.80	2.17
Lipper Closed-End High Current Yield Funds (Leveraged) Avg.	-44.09	-5.02	-0.67

The Average Annual Total Return table for the Dryden Fund which appears on page 16 of the Prospectus/Proxy Statement is deleted and replaced with the table immediately below. The full table is being provided so that shareholders can have all the information contained in the table easily accessible in one location. However, the only numbers that changed in the table immediately below from the table on page 16 of the Prospectus/Proxy Statement are noted in BOLD typeface. The numbers on page 16 in the Prospectus/Proxy Statement that are being replaced with the numbers in the table immediately below are -22.41, -0.75 and 17.81, respectively, for the One Year, Five Years and Ten Years Common Stock (at net asset value).

LR277

Average Annual Total Returns % (as of 12/31/08)

Class A shares	ONE YEAR	FIVE YEARS	TEN YEARS
Return Before Taxes	-25.90	-1.07	1.19
Return After Taxes on Distributions	-28.24	-3.71	-1.95
Return After Taxes on Distribution and Sale of Fund Shares	-16.56	-2.20	-0.74
Index % (reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index	-25.88	-0.84	2.28
Prior Index	-26.16	-0.80	2.17
Lipper Average	-25.86	-1.50	2.00

Your vote is extremely important, no matter how large or small your holdings of HYI or HYP. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods or you may vote by ballot at the relevant shareholder meeting (Monday, May 11, 2009 at 4:30 p.m. Eastern time for HYI and 5:00 p.m. Eastern time for HYP):

•  By Mail. Please complete, date and sign your proxy card and return it by mail in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the meeting.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the meeting.

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of HYI or HYP at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to a meeting, or (iii) by attending the meeting and voting in person. Merely attending the meeting without voting, however, will not revoke a previously submitted proxy.

LR277

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